UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/22

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Active MidCap Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Active MidCap Fund

ANNUAL REPORT December 31, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2022, through December 31, 2022, as provided by portfolio managers Peter D. Goslin, CFA, of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2022, BNY Mellon Active MidCap Fund’s (the “fund”) Class A shares achieved a total return of −14.21%, Class C shares returned −14.87%, Class I shares returned −14.00% and Class Y shares returned −13.92%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), achieved a total return of −17.32% for the same period.2

Equities lost ground during the reporting period under pressure from sharply increasing inflation, monetary tightening measures undertaken by the U.S. Federal Reserve (the “Fed”) and uncertainties related to Russia’s invasion of Ukraine. The fund outperformed the Index, largely due to the effectiveness of its valuation and momentum factors in identifying relatively strong stock selections in the consumer discretionary and information technology sectors.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of midsized companies. The fund currently defines “midsized companies” as companies included in the Index. We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations, primarily within mid-cap stocks in the U.S. stock market.

The portfolio managers select stocks through a “bottom-up” structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary stock selection model that measures a diverse set of corporate characteristics to identify and rank stocks based on valuation, momentum, sentiment and earnings-quality measures. We construct the fund’s portfolio through a systematic, structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 250 securities.

A Challenging Environment Undermines Most Equities

The start of 2022 was the most challenging period faced by equity investors since the outbreak of the COVID-19 pandemic. While Russia’s invasion of Ukraine at the end of February was a defining geopolitical and economic event and an obvious catalyst for equity market weakness, equity indices had already come under considerable pressure. The proximate cause was tightening U.S. monetary policy, as the Fed, addressing inflationary pressures, signaled that U.S. interest-rate increases would come earlier and potentially be more aggressive than previously indicated, a course of action that pressured higher-multiple equities. Inflation rose even faster than expected as commodity prices surged in the wake of the invasion of Ukraine, necessitating an even more hawkish approach by the Fed. As the pace of interest-rate increases accelerated in the late spring and summer, equities experienced extensive derating, with higher growth shares once again proving most vulnerable.

The investment environment remained volatile in the second half of the year, although many equity indices registered relatively mild losses, and some posted slight gains for the six months. Stock markets started the third quarter of 2022 on a firmer footing in response to better-than-expected corporate earnings and a less hawkish tone from the Fed during the announcement of a 0.75% increase in U.S. interest rates in July. However, subsequent Fed statements dashed investor’s hopes that a dovish policy pivot might soon materialize, driving stock markets lower again. Risk assets rose in October and November on encouraging signs of moderating inflationary pressures. Nevertheless, the Fed’s rhetoric and actions remained steadfastly hawkish, and stocks dipped again in December as the prospect of a possible recession loomed on the horizon.

Value and Momentum Factors Drive Outperformance

The fund’s performance compared to the Index benefited from the effectiveness of valuation and momentum factors in identifying strong-performing stocks. While the fund’s systematic stock selection approach is based on rankings of valuation, momentum, sentiment and earnings-quality measures rather than focusing on industry or sector exposure, some industries and sectors contributed more to outperformance than others. During the review period, the consumer discretionary and information technology sectors proved most accretive to the fund’s performance relative to the Index. Within consumer discretionary, the fund’s top holding was automobile part retailer AutoZone Inc., which reported strong top- and bottom-line performance, defying a national slump in retailing as a growing number of car owners chose to repair their own vehicles. In information technology, solar equipment maker Enphase Energy Inc. led the fund’s performance, with shares benefiting from high energy prices and the trend toward energy independence. Other top-performing holdings included independent oil & gas exploration & production company Marathon Oil Corp., confection maker The Hershey Company and agricultural fertilizer producer CF Industries Holdings Inc. While the above-mentioned holdings marginally bolstered relative returns, the performance of any individual holding had limited impact on overall fund performance as the fund invests in a large number of stocks.

Conversely, investors failed to reward the growth and earnings-quality factors employed by the fund. The health care and utilities sectors detracted most significantly from relative performance over the period. Within health care, shares in virtual medical care provider Teladoc Health Inc. experienced the sharpest declines as the company guided toward lower-than-expected earnings and revenues in the second quarter of 2022, causing investors to lose confidence in management. Among utility holdings, electric and natural gas delivery company WEC Energy Group Inc. proved particularly weak, coming under pressure from rising interest rates. Other notably weak holdings included cloud analytic software developer Datadog Inc., animal health product and service provider IDEXX Laboratories Inc., and residential real estate investment trust Mid-America Apartment Communities Inc.

Remaining Focused on a Systematic and Disciplined Investment Approach

As of December 31, 2022, we see signs that inflationary pressures are beginning to moderate as the inflation curve begins to bend in response to the Fed’s hawkish policies. Supply chains are beginning to heal as well. The economic cost of the current cycle remains restrained thus far, with the job market remaining unexpectedly resilient and corporate profits still generally strong, aside from pockets of weakness in areas such as home builders. However, we may

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

see wider indications of softness in corporate earnings as the impacts of rising interest rates filter through the economy. The question remains open as to whether the Fed will succeed in engineering a so-called “soft landing,” in which inflation declines nearer the 2% target rate, and monetary policy can be eased with minimal economic dislocation or lasting damage.

The fund’s investment strategy remains sharply focused on our systematic approach to evaluating securities and building portfolios. This approach has allowed us to create an investment process that participates in rising equity markets and helps protect capital during times of stress in the marketplace. As of the end of the review period, the fund holds a large number of individual securities characterized by attractive valuations and improving fundamentals. Sector weightings remain close to those of the Index, with slightly overweight exposure to real estate, utilities and communication services, and slightly underweight exposure to energy and industrials. As always, overweights and underweights are determined by our bottom-up, factor-driven stock selection process rather than by top-down macroeconomic opinions. We continue to control risks relative to the Index from a sector and market-capitalization standpoint, and believe the fund is well positioned to benefit from the prevailing market environment.

January 17, 2023

¹ Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through April 29, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in any index.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Active MidCap Fund with a hypothetical investment of $10,000 in the Russell Midcap® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Active MidCap Fund on 12/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Active MidCap Fund with a hypothetical investment of $1,000,000 in the Russell Midcap® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 in Class Y shares of BNY Mellon Active MidCap Fund on 12/31/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2022
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/29/85	-19.14%	2.30%	8.43%
without sales charge	1/29/85	-14.21%	3.52%	9.07%
Class C shares
with applicable redemption charge †	11/27/02	-15.65%	2.63%	8.14%
without redemption	11/27/02	-14.87%	2.63%	8.14%
Class I shares	11/27/02	-14.00%	3.75%	9.30%
Class Y shares	9/1/15	-13.92%	3.83%	9.36%††
Russell Midcap® Index		-17.32%	7.10%	10.96%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Active MidCap Fund from July 1, 2022 to December 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.19	$9.07	$3.90	$3.90
Ending value (after expenses)	$1,059.60	$1,055.80	$1,060.90	$1,061.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.09	$8.89	$3.82	$3.82
Ending value (after expenses)	$1,020.16	$1,016.38	$1,021.42	$1,021.42
†

Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class A, 1.75% for Class C, .75% for Class I and .75% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2022

Description	Shares		Value ($)
Common Stocks - 99.8%
Automobiles & Components - .5%
Adient PLC	40,464	[a]	1,403,696
Thor Industries Inc.	6,813	[b]	514,313
			1,918,009
Banks - 3.0%
East West Bancorp Inc.	19,090		1,258,031
Fifth Third Bancorp	18,712		613,941
Hancock Whitney Corp.	47,874		2,316,623
KeyCorp	134,480		2,342,642
PacWest Bancorp	46,829		1,074,726
Regions Financial Corp.	39,240		846,014
Synovus Financial Corp.	19,239		722,424
Valley National Bancorp	87,885		993,979
Zions Bancorp NA	33,044		1,624,443
			11,792,823
Capital Goods - 8.7%
Acuity Brands Inc.	7,664		1,269,234
AECOM	25,191		2,139,472
Dycom Industries Inc.	2,986	[a]	279,490
EMCOR Group Inc.	11,864		1,757,177
Howmet Aerospace Inc.	73,354		2,890,881
Hubbell Inc.	3,573		838,512
Kennametal Inc.	66,501		1,600,014
Masco Corp.	27,012		1,260,650
Nordson Corp.	2,592		616,170
nVent Electric PLC	73,160		2,814,465
Parker-Hannifin Corp.	19,538		5,685,558
Simpson Manufacturing Co.	9,953		882,433
Spirit AeroSystems Holdings Inc., Cl. A	21,996		651,082
Textron Inc.	53,169		3,764,365
The Timken Company	22,892		1,617,778
Trex Co.	28,769	[a]	1,217,792
United Rentals Inc.	3,842	[a]	1,365,524
W.W. Grainger Inc.	3,384		1,882,350
Westinghouse Air Brake Technologies Corp.	21,986		2,194,423
			34,727,370
Commercial & Professional Services - 3.4%
CACI International Inc., Cl. A	4,240	[a]	1,274,502
Cintas Corp.	5,937		2,681,268
Copart Inc.	52,403	[a]	3,190,819
Leidos Holdings Inc.	12,441		1,308,669

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Commercial & Professional Services - 3.4% (continued)
ManpowerGroup Inc.	10,729		892,760
Robert Half International Inc.	10,874		802,827
Tetra Tech Inc.	8,460		1,228,307
Verisk Analytics Inc.	11,759		2,074,523
			13,453,675
Consumer Durables & Apparel - 2.7%
Brunswick Corp.	8,744		630,268
Mattel Inc.	34,965	[a]	623,776
NVR Inc.	279	[a]	1,286,910
PulteGroup Inc.	42,698		1,944,040
PVH Corp.	18,204		1,285,020
Ralph Lauren Corp.	14,611		1,543,944
Tapestry Inc.	53,139		2,023,533
Under Armour Inc., Cl. A	129,374	[a]	1,314,440
			10,651,931
Consumer Services - 3.7%
Boyd Gaming Corp.	10,466		570,711
Chipotle Mexican Grill Inc.	2,135	[a]	2,962,291
Darden Restaurants Inc.	9,137		1,263,921
Expedia Group Inc.	13,367	[a]	1,170,949
Grand Canyon Education Inc.	19,244	[a]	2,033,321
Marriott Vacations Worldwide Corp.	15,950		2,146,710
MGM Resorts International	43,505		1,458,723
Service Corp. International	23,589		1,630,943
Wyndham Hotels & Resorts Inc.	20,986		1,496,512
			14,734,081
Diversified Financials - 5.9%
Ally Financial Inc.	83,685		2,046,098
Ameriprise Financial Inc.	13,153		4,095,450
Discover Financial Services	22,972		2,247,351
FactSet Research Systems Inc.	3,065		1,229,709
Franklin Resources Inc.	29,969	[b]	790,582
Janus Henderson Group PLC	62,963	[b]	1,480,890
MSCI Inc.	6,046		2,812,418
OneMain Holdings Inc.	23,031		767,163
Raymond James Financial Inc.	4,877		521,107
Rithm Capital Corp.	115,489	[c]	943,545
SEI Investments Co.	18,956		1,105,135
Stifel Financial Corp.	28,003		1,634,535
Synchrony Financial	36,826		1,210,102
T. Rowe Price Group Inc.	24,430	[b]	2,664,336
			23,548,421

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Energy - 4.3%
Antero Resources Corp.	8,341	[a]	258,488
Coterra Energy Inc.	17,920		440,294
Devon Energy Corp.	45,396		2,792,308
Diamondback Energy Inc.	15,333		2,097,248
Halliburton Co.	25,370		998,309
HF Sinclair Corp.	12,939		671,405
Marathon Oil Corp.	72,622		1,965,878
Matador Resources Co.	17,219		985,616
Murphy Oil Corp.	76,106		3,273,319
New Fortress Energy Inc.	8,131		344,917
Phillips 66	21,553		2,243,236
Range Resources Corp.	47,177		1,180,369
			17,251,387
Food & Staples Retailing - 1.4%
BJ's Wholesale Club Holdings Inc.	22,892	[a]	1,514,535
Performance Food Group Co.	19,488	[a]	1,137,904
Sprouts Farmers Market Inc.	25,082	[a]	811,904
The Kroger Company	45,172		2,013,768
			5,478,111
Food, Beverage & Tobacco - 2.1%
Brown-Forman Corp., Cl. B	13,680		898,502
Darling Ingredients Inc.	13,591	[a]	850,661
Freshpet Inc.	18,547	[a,b]	978,725
The Hershey Company	24,415		5,653,782
			8,381,670
Health Care Equipment & Services - 5.6%
Amedisys Inc.	6,235	[a]	520,872
Cardinal Health Inc.	12,352		949,498
Chemed Corp.	3,135		1,600,198
DexCom Inc.	9,256	[a]	1,048,149
Envista Holdings Corp.	10,640	[a]	358,249
Henry Schein Inc.	14,372	[a]	1,147,892
Hologic Inc.	5,265	[a]	393,875
IDEXX Laboratories Inc.	8,221	[a]	3,353,839
Integra LifeSciences Holdings Corp.	21,678	[a]	1,215,485
LivaNova PLC	7,977	[a]	443,043
Molina Healthcare Inc.	6,748	[a]	2,228,325
Option Care Health Inc.	21,648	[a]	651,388
STAAR Surgical Co.	12,541	[a]	608,740
Steris PLC	5,534		1,022,074
Tandem Diabetes Care Inc.	15,362	[a]	690,522
Teladoc Health Inc.	33,054	[a]	781,727
Teleflex Inc.	11,799		2,945,384

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Health Care Equipment & Services - 5.6% (continued)
The Cooper Companies	5,698		1,884,158
Veeva Systems Inc., Cl. A	3,528	[a]	569,349
			22,412,767
Household & Personal Products - .4%
Coty Inc., Cl. A	116,350	[a]	995,956
Nu Skin Enterprises Inc., Cl. A	9,908		417,721
			1,413,677
Insurance - 4.9%
Aflac Inc.	33,785		2,430,493
Brown & Brown Inc.	33,049		1,882,802
F&G Annuities & Life Inc.	1,392		27,854
Fidelity National Financial Inc.	20,483		770,570
Loews Corp.	43,370		2,529,772
Primerica Inc.	5,564		789,086
RLI Corp.	8,062		1,058,299
The Hartford Financial Services Group Inc.	61,654		4,675,223
W.R. Berkley Corp.	35,502		2,576,380
Willis Towers Watson PLC	10,371		2,536,539
			19,277,018
Materials - 6.7%
Albemarle Corp.	1,811		392,733
Alcoa Corp.	24,450		1,111,741
Amcor PLC	194,282		2,313,899
Celanese Corp.	29,959		3,063,008
CF Industries Holdings Inc.	43,261		3,685,837
DuPont de Nemours Inc.	41,892		2,875,048
Eagle Materials Inc.	19,254		2,557,894
Eastman Chemical Co.	10,884		886,393
Greif Inc., Cl. A	15,999		1,072,893
Huntsman Corp.	37,025		1,017,447
Ingevity Corp.	12,810	[a]	902,336
LyondellBasell Industries NV, Cl. A	25,400		2,108,962
Nucor Corp.	17,109		2,255,137
The Chemours Company	15,785		483,337
The Mosaic Company	29,859		1,309,914
WestRock Co.	22,354		785,967
			26,822,546
Media & Entertainment - 3.7%
Altice USA Inc., Cl. A	52,068	[a]	239,513
Cable One Inc.	492		350,235
Electronic Arts Inc.	13,193		1,611,921
Fox Corp., Cl. A	55,722		1,692,277

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Media & Entertainment - 3.7% (continued)
Live Nation Entertainment Inc.	20,070	[a]	1,399,682
News Corporation, Cl. A	161,851		2,945,688
Playtika Holding Corp.	45,565	[a]	387,758
Roblox Corp., CI. A	8,957	[a]	254,916
Sirius XM Holdings Inc.	129,219	[b]	754,639
The Interpublic Group of Companies	75,862		2,526,963
The Trade Desk Inc., Cl. A	45,495	[a]	2,039,541
TripAdvisor Inc.	20,035	[a]	360,229
			14,563,362
Pharmaceuticals Biotechnology & Life Sciences - 5.3%
Agilent Technologies Inc.	31,651		4,736,572
Avantor Inc.	38,508	[a]	812,134
Bio-Techne Corp.	31,790		2,634,755
Incyte Corp.	11,297	[a]	907,375
IQVIA Holdings Inc.	11,874	[a]	2,432,864
Mettler-Toledo International Inc.	1,408	[a]	2,035,194
QIAGEN NV	36,219	[a]	1,806,242
Sarepta Therapeutics Inc.	12,800	[a]	1,658,624
Syneos Health Inc.	18,333	[a]	672,454
Waters Corp.	2,388	[a]	818,081
West Pharmaceutical Services Inc.	10,421		2,452,582
			20,966,877
Real Estate - 8.5%
Boston Properties Inc.	20,025	[c]	1,353,289
Brixmor Property Group Inc.	82,411	[c]	1,868,257
Camden Property Trust	29,103	[c]	3,256,044
Douglas Emmett Inc.	67,700	[c]	1,061,536
EastGroup Properties Inc.	12,954	[c]	1,917,969
Equity Residential	18,408	[c]	1,086,072
Extra Space Storage Inc.	17,955	[c]	2,642,617
Federal Realty Investment Trust	25,714	[c]	2,598,143
First Industrial Realty Trust Inc.	51,213	[c]	2,471,539
JBG SMITH Properties	53,547	[c]	1,016,322
Kilroy Realty Corp.	55,433	[c]	2,143,594
Lamar Advertising Co., Cl. A	5,175	[c]	488,520
Mid-America Apartment Communities Inc.	31,322	[c]	4,917,241
National Retail Properties Inc.	58,942	[c]	2,697,186
Regency Centers Corp.	30,406	[c]	1,900,375
Simon Property Group Inc.	21,887	[c]	2,571,285
			33,989,989
Retailing - 4.5%
AutoZone Inc.	2,349	[a]	5,793,057

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Retailing - 4.5% (continued)
Bath & Body Works Inc.	20,493		863,575
Dick's Sporting Goods Inc.	5,977		718,973
LKQ Corp.	31,103		1,661,211
O'Reilly Automotive Inc.	6,022	[a]	5,082,749
Ulta Beauty Inc.	6,952	[a]	3,260,975
Williams-Sonoma Inc.	4,996	[b]	574,140
			17,954,680
Semiconductors & Semiconductor Equipment - 2.8%
Enphase Energy Inc.	12,158	[a]	3,221,384
Lattice Semiconductor Corp.	22,026	[a]	1,429,047
Microchip Technology Inc.	31,780		2,232,545
Monolithic Power Systems Inc.	4,091		1,446,619
ON Semiconductor Corp.	7,917	[a]	493,783
Teradyne Inc.	20,195		1,764,033
Universal Display Corp.	6,469		698,911
			11,286,322
Software & Services - 10.6%
Akamai Technologies Inc.	17,283	[a]	1,456,957
Ansys Inc.	6,141	[a]	1,483,604
Bill.com Holdings Inc.	4,339	[a]	472,777
Cadence Design Systems Inc.	16,109	[a]	2,587,750
Coupa Software Inc.	6,071	[a]	480,641
CrowdStrike Holdings Inc., CI. A	4,041	[a]	425,477
Datadog Inc., Cl. A	37,896	[a]	2,785,357
DocuSign Inc.	34,736	[a]	1,925,069
Elastic NV	13,969	[a]	719,404
EPAM Systems Inc.	2,398	[a]	785,921
Euronet Worldwide Inc.	11,799	[a]	1,113,590
Fair Isaac Corp.	1,184	[a]	708,719
Five9 Inc.	11,307	[a]	767,293
Fortinet Inc.	39,424	[a]	1,927,439
Gartner Inc.	12,202	[a]	4,101,580
Global Payments Inc.	8,858		879,777
GoDaddy Inc., Cl. A	9,510	[a]	711,538
HubSpot Inc.	4,743	[a]	1,371,344
Jack Henry & Associates Inc.	5,156		905,187
Manhattan Associates Inc.	7,987	[a]	969,622
MongoDB Inc.	5,419	[a]	1,066,676
Okta Inc.	13,451	[a]	919,107
Paychex Inc.	11,008		1,272,084
Paycom Software Inc.	5,300	[a]	1,644,643
Pegasystems Inc.	18,642	[b]	638,302
RingCentral Inc., Cl. A	23,001	[a]	814,235

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Software & Services - 10.6% (continued)
Synopsys Inc.	13,909	[a]	4,441,005
Teradata Corp.	29,640	[a]	997,682
The Western Union Company	60,843		837,808
Twilio Inc., Cl. A	16,373	[a]	801,622
Verisign Inc.	5,872	[a]	1,206,344
Zscaler Inc.	8,679	[a]	971,180
			42,189,734
Technology Hardware & Equipment - 2.2%
Amphenol Corp., Cl. A	15,810		1,203,773
Arista Networks Inc.	11,745	[a]	1,425,256
CDW Corp.	6,017		1,074,516
HP Inc.	20,812		559,218
IPG Photonics Corp.	13,377	[a]	1,266,401
Littelfuse Inc.	2,881		634,396
Lumentum Holdings Inc.	16,920	[a]	882,716
NetApp Inc.	12,561		754,414
Pure Storage Inc., Cl. A	20,060	[a]	536,806
Xerox Holdings Corp.	21,897		319,696
			8,657,192
Telecommunication Services - .2%
Lumen Technologies Inc.	178,875		933,727
Transportation - 2.0%
Avis Budget Group Inc.	2,189	[a]	358,843
GXO Logistics Inc.	23,355	[a]	997,025
Old Dominion Freight Line Inc.	17,876		5,072,851
United Airlines Holdings Inc.	36,647	[a]	1,381,592
			7,810,311
Utilities - 6.7%
Alliant Energy Corp.	60,032		3,314,367
Hawaiian Electric Industries Inc.	61,624		2,578,964
IDACORP Inc.	14,372		1,550,020
New Jersey Resources Corp.	21,100	[b]	1,046,982
NiSource Inc.	102,486		2,810,166
Portland General Electric Co.	35,035	[b]	1,716,715
PPL Corp.	173,750		5,076,975
WEC Energy Group Inc.	67,924		6,368,554
Xcel Energy Inc.	28,665		2,009,703
			26,472,446
Total Common Stocks (cost $382,880,224)			396,688,126

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,194,413)	4.37	1,194,413	[d]	1,194,413

Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,643,520)	4.37	1,643,520	[d]	1,643,520
Total Investments (cost $385,718,157)		100.5%		399,526,059
Liabilities, Less Cash and Receivables		(.5%)		(1,873,133)
Net Assets		100.0%		397,652,926

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2022, the value of the fund’s securities on loan was $9,506,310 and the value of the collateral was $9,824,389, consisting of cash collateral of $1,643,520 and U.S. Government & Agency securities valued at $8,180,869. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	15.6
Industrials	14.1
Financials	13.7
Consumer Discretionary	11.4
Health Care	10.9
Real Estate	8.6
Materials	6.8
Utilities	6.7
Energy	4.3
Communication Services	3.9
Consumer Staples	3.8
Investment Companies	.7
100.5

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2021	Purchases ($)†	Sales ($)	Value ($) 12/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	1,211,268	31,972,061	(31,988,916)	1,194,413	33,782
Investment of Cash Collateral for Securities Loaned - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .4%	-	15,213,353	(13,569,833)	1,643,520	16,622	††
Total - .7%	1,211,268	47,185,414	(45,558,749)	2,837,933	50,404

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,506,310)—Note 1(c):
Unaffiliated issuers	382,880,224	396,688,126
Affiliated issuers	2,837,933	2,837,933
Dividends and securities lending income receivable		498,047
Receivable for shares of Common Stock subscribed		55,542
Prepaid expenses		48,590
		400,128,238
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		319,731
Liability for securities on loan—Note 1(c)		1,643,520
Payable for shares of Common Stock redeemed		403,824
Directors’ fees and expenses payable		5,136
Other accrued expenses		103,101
		2,475,312
Net Assets ($)		397,652,926
Composition of Net Assets ($):
Paid-in capital		382,997,496
Total distributable earnings (loss)		14,655,430
Net Assets ($)		397,652,926

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	381,157,321	1,490,386	15,004,343	875.91
Shares Outstanding	7,776,509	35,170	303,894	18.3
Net Asset Value Per Share ($)	49.01	42.38	49.37	47.86

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income ($):
Income:
Cash dividends (net of $1,390 foreign taxes withheld at source):
Unaffiliated issuers	6,454,972
Affiliated issuers	33,782
Income from securities lending—Note 1(c)	16,622
Interest	488
Total Income	6,505,864
Expenses:
Management fee—Note 3(a)	3,204,218
Shareholder servicing costs—Note 3(c)	1,328,537
Professional fees	85,814
Registration fees	65,972
Directors’ fees and expenses—Note 3(d)	42,899
Prospectus and shareholders’ reports	31,972
Chief Compliance Officer fees—Note 3(c)	17,082
Custodian fees—Note 3(c)	13,696
Distribution fees—Note 3(b)	13,627
Loan commitment fees—Note 2	9,314
Miscellaneous	27,533
Total Expenses	4,840,664
Less—reduction in expenses due to undertaking—Note 3(a)	(923,685)
Less—reduction in fees due to earnings credits—Note 3(c)	(12,732)
Net Expenses	3,904,247
Net Investment Income	2,601,617
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	17,609,141
Net change in unrealized appreciation (depreciation) on investments	(90,190,172)
Net Realized and Unrealized Gain (Loss) on Investments	(72,581,031)
Net (Decrease) in Net Assets Resulting from Operations	(69,979,414)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2022	2021
Operations ($):
Net investment income	2,601,617	2,723,438
Net realized gain (loss) on investments	17,609,141	87,436,624
Net change in unrealized appreciation (depreciation) on investments	(90,190,172)	20,985,674
Net Increase (Decrease) in Net Assets Resulting from Operations	(69,979,414)	111,145,736
Distributions ($):
Distributions to shareholders:
Class A	(32,524,488)	(73,791,674)
Class C	(150,986)	(369,407)
Class I	(1,417,451)	(3,266,885)
Class Y	(85)	(206)
Total Distributions	(34,093,010)	(77,428,172)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	6,069,314	5,886,572
Class C	114,896	175,817
Class I	3,248,679	7,818,369
Distributions reinvested:
Class A	30,696,020	69,393,455
Class C	148,901	357,343
Class I	1,401,734	3,253,569
Cost of shares redeemed:
Class A	(33,764,967)	(39,048,874)
Class C	(534,547)	(513,948)
Class I	(5,572,358)	(12,319,441)
Increase (Decrease) in Net Assets from Capital Stock Transactions	1,807,672	35,002,862
Total Increase (Decrease) in Net Assets	(102,264,752)	68,720,426
Net Assets ($):
Beginning of Period	499,917,678	431,197,252
End of Period	397,652,926	499,917,678

	Year Ended December 31,
	2022	2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	114,486	89,414
Shares issued for distributions reinvested	577,503	1,158,297
Shares redeemed	(634,212)	(601,189)
Net Increase (Decrease) in Shares Outstanding	57,777	646,522
Class Ca
Shares sold	2,410	3,081
Shares issued for distributions reinvested	3,205	6,800
Shares redeemed	(11,839)	(9,025)
Net Increase (Decrease) in Shares Outstanding	(6,224)	856
Class Ib
Shares sold	58,945	118,670
Shares issued for distributions reinvested	26,108	53,786
Shares redeemed	(103,587)	(183,975)
Net Increase (Decrease) in Shares Outstanding	(18,534)	(11,519)

[a]	During the period ended December 31, 2021, 352 Class C shares representing $19,465 were automatically converted to 315 Class A shares.
[b]

During the period ended December 31, 2022, 3,720 Class A shares representing $200,054 were exchanged for 3,689 Class I shares and during the period ended December 31, 2021, 741 Class A shares representing $48,293 were exchanged for 734 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	61.87	57.91	54.75	48.11	62.37
Investment Operations:
Net investment income[a]	.32	.37	.35	.21	.22
Net realized and unrealized gain (loss) on investments	(8.86)	14.57	4.41	7.94	(9.12)
Total from Investment Operations	(8.54)	14.94	4.76	8.15	(8.90)
Distributions:
Dividends from net investment income	(.36)	(.30)	(.39)	(.25)	(.26)
Dividends from net realized gain on investments	(3.96)	(10.68)	(1.21)	(1.26)	(5.10)
Total Distributions	(4.32)	(10.98)	(1.60)	(1.51)	(5.36)
Net asset value, end of period	49.01	61.87	57.91	54.75	48.11
Total Return (%)[b]	(14.21)	26.66	9.18	16.95	(14.31)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.13	1.16	1.13	1.12
Ratio of net expenses to average net assets	.92	.78	.94	1.12	1.12
Ratio of net investment income to average net assets	.60	.56	.70	.39	.36
Portfolio Turnover Rate	83.99	90.53	88.91	81.43	68.30
Net Assets, end of period ($ x 1,000)	381,157	477,538	409,572	425,315	403,113

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	54.14	52.02	49.44	43.74	57.44
Investment Operations:
Net investment (loss)[a]	(.09)	(.19)	(.10)	(.25)	(.26)
Net realized and unrealized gain (loss) on investments	(7.71)	12.99	3.89	7.21	(8.34)
Total from Investment Operations	(7.80)	12.80	3.79	6.96	(8.60)
Distributions:
Dividends from net realized gain on investments	(3.96)	(10.68)	(1.21)	(1.26)	(5.10)
Net asset value, end of period	42.38	54.14	52.02	49.44	43.74
Total Return (%)[b]	(14.87)	25.51	8.17	15.94	(15.04)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.03	2.02	2.09	2.02	1.96
Ratio of net expenses to average net assets	1.71	1.67	1.87	2.01	1.96
Ratio of net investment (loss) to average net assets	(.19)	(.33)	(.22)	(.51)	(.48)
Portfolio Turnover Rate	83.99	90.53	88.91	81.43	68.30
Net Assets, end of period ($ x 1,000)	1,490	2,241	2,109	2,646	3,338

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	62.45	58.44	55.31	48.52	62.64
Investment Operations:
Net investment income[a]	.45	.51	.46	.32	.38
Net realized and unrealized gain (loss) on investments	(8.92)	14.70	4.43	8.03	(9.18)
Total from Investment Operations	(8.47)	15.21	4.89	8.35	(8.80)
Distributions:
Dividends from net investment income	(.65)	(.52)	(.55)	(.30)	(.22)
Dividends from net realized gain on investments	(3.96)	(10.68)	(1.21)	(1.26)	(5.10)
Total Distributions	(4.61)	(11.20)	(1.76)	(1.56)	(5.32)
Net asset value, end of period	49.37	62.45	58.44	55.31	48.52
Total Return (%)	(14.00)	26.91	9.40	17.21	(14.12)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.92	.96	.93	.89
Ratio of net expenses to average net assets	.68	.57	.74	.92	.89
Ratio of net investment income to average net assets	.84	.77	.91	.59	.60
Portfolio Turnover Rate	83.99	90.53	88.91	81.43	68.30
Net Assets, end of period ($ x 1,000)	15,004	20,137	19,515	24,057	36,323

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended December 31,
Class Y Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	60.64	56.94	53.82	47.75	62.58
Investment Operations:
Net investment income[a]	.48	.55	.47	.36	.43
Net realized and unrealized gain (loss) on investments	(8.65)	14.35	4.41	7.80	(9.23)
Total from Investment Operations	(8.17)	14.90	4.88	8.16	(8.80)
Distributions:
Dividends from net investment income	(.65)	(.52)	(.55)	(.83)	(.93)
Dividends from net realized gain on investments	(3.96)	(10.68)	(1.21)	(1.26)	(5.10)
Total Distributions	(4.61)	(11.20)	(1.76)	(2.09)	(6.03)
Net asset value, end of period	47.86	60.64	56.94	53.82	47.75
Total Return (%)	(13.92)	27.10	9.63	17.12	(14.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.83	.85	.84	.88
Ratio of net expenses to average net assets	.66	.48	.63	.84	.88
Ratio of net investment income to average net assets	.91	.85	.96	.68	.71
Portfolio Turnover Rate	83.99	90.53	88.91	81.43	68.30
Net Assets, end of period ($ x 1,000)	1	1	1	1	250

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Active MidCap Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 270 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (90 million shares authorized), Class C (15 million shares authorized), Class I (65 million shares authorized) and Class Y (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of December 31, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American

Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	396,688,126	-	-	396,688,126
Investment Companies	2,837,933	-	-	2,837,933

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2022, BNY Mellon earned $2,266 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $386,752, undistributed capital gains $1,559,127 and unrealized appreciation $12,709,551.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows: ordinary income $5,922,889 and $33,130,024, and long-term capital gains $28,170,121 and $44,298,148, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser had contractually agreed, from January 1, 2022 until April 28, 2022, to waive receipt of a portion of its management fee in the amount of .35% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from April 29, 2022 until April 29, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expenses, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the value of the fund’s average daily net assets. On or after April 29, 2023, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $923,685 during the period ended December 31, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended December 31, 2022, the Distributor retained $2,018 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of 0.75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended December 31, 2022, Class C shares were charged $13,627 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2022, Class A and Class C shares were charged $1,021,565 and $4,542, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2022, the fund was charged $157,261 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $12,732.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2022, the fund was charged $13,696 pursuant to the custody agreement.

During the period ended December 31, 2022, the fund was charged $17,082 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $258,143, Distribution Plan fees of $1,012, Shareholder Services Plan fees of $82,715, custodian fees of $8,022, Chief Compliance Officer fees of $4,082 and Transfer Agent fees of $22,049, which are offset against an expense reimbursement currently in effect in the amount of $56,292.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2022, amounted to $359,632,834 and $388,978,398, respectively.

At December 31, 2022, the cost of investments for federal income tax purposes was $386,816,508; accordingly, accumulated net unrealized appreciation on investments was $12,709,551, consisting of $53,159,264 gross unrealized appreciation and $40,449,713 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Active MidCap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Active MidCap Fund (the “Fund”) (one of the funds constituting BNY Mellon Strategic Funds, Inc.), including the statement of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Strategic Funds, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 22, 2023

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 46.53% of the ordinary dividends paid during the fiscal year ended December 31, 2022 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2022, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,764,664 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. Also, the fund hereby reports $2.1748 per share as a long-term capital gain distribution paid on December 15, 2022 and $1.4088 per share as a long-term capital gain distribution and $.3794 per share as a short-term capital gain distribution paid on March 30, 2022.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on October 31-November 1, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional mid-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

consisting of all retail and institutional mid-cap growth funds (the “Performance Universe”), all for various periods ended September 30, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional mid-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds, noting that the funds included in the Performance Group and Performance Universe were not limited to funds that use quantitative models as part of their investment process like the fund, and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for one- and two-year periods, ranked in the first quartile of the funds in the Performance Group and Performance Universe, and was below the Performance Group and Performance Universe medians for all other periods. The Board noted that the fund’s Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance verses the Performance Group and Performance Universe during certain periods under review and considered that the current members of the portfolio management team responsible for the management of the fund had implemented enhancements to the investment process as indicated by the fund’s improved performance relative to the Performance Group and Performance Universe medians for the one- and two-year periods.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee (and was the lowest actual management fee in the Expense Group) and the fund’s total expenses were lower than the Expense Group median and Expense Universe median total expenses (and were the lowest total expenses in the Expense Group).

Representatives of the Adviser stated that the Adviser has contractually agreed, until April 29, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and

compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (79)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 92

———————

Joni Evans (80)
Board Member (2006)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 17

———————

Joan Gulley (75)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Alan H. Howard (63)
Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 17

———————

Robin A. Melvin (59)
Board Member (1995)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 71

———————

Burton N. Wallack (72)
Board Member (2006)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology, Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 17

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (76)
Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 60

———————

Gordon J. Davis (81)
Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 54 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 54 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022, Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 54 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 54 investment companies (comprised of 112 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 120 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Active MidCap Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DNLDX Class C:DNLCX Class I: DNLRX Class Y: DNLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0085AR1222

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,853 in 2021 and $35,550 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,079 in 2021 and $7,153 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,222 in 2021 and $4,763 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $6,737 in 2021 and $6,737 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $7,366 in 2021 and $3,851 in 2022. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,095,435 in 2021 and $1,803,830 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: February 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: February 19, 2023

By: /s/ James Windels

         James Windels

        Treasurer (Principal Financial Officer)

Date: February 17, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)